UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2015

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2015, United Community Banks, Inc. (the “Company”) entered into an Indenture (the “Indenture”), First Supplemental Indenture and Second Supplemental Indenture (collectively, the “Supplemental Indentures”) with The Bank of New York Mellon Trust Company, N.A., as trustee, under which the Company issued $50,000,000 of its 5.00% Senior Fixed to Floating Rate Notes due February 14, 2022, and $35,000,000 of its 5.50% Senior Fixed to Floating Rate Notes due February 14, 2027 (collectively, the “Notes”). As previously disclosed, the Notes were offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-203548) (the “Registration Statement”), including a prospectus supplement dated July 30, 2015 and a final pricing supplement dated July 31, 2015 to the prospectus contained in the Registration Statement.

The description of the Indenture and the Supplemental Indentures is a summary and is qualified in its entirety by reference to the full text of the Indenture and the Supplemental Indentures, which are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Indenture and the Supplemental Indentures is incorporated by reference into this Item 2.03.

Item 8.01	Financial Statements and Exhibits.

The validity of the Notes offered in its public offering was passed upon for the Company by Troutman Sanders LLP. The opinion is attached hereto as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of August 14, 2015, by and between the Company and The Bank of New York Mellon, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of August 14, 2015, by and between the Company and The Bank of New York Mellon, N.A., as trustee.

4.3	Second Supplemental Indenture, dated as of August 14, 2015, by and between the Company and The Bank of New York Mellon, N.A., as trustee.

4.4	Form of 5.50% Senior Fixed to Floating Rate Note due February 14, 2022 (included as Exhibit A to Exhibit 4.2).

4.5	Form of 5.00% Senior Fixed to Floating Rate Note due February 14, 2027 (included as Exhibit A to Exhibit 4.3).

5.1	Opinion of Troutman Sanders LLP.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1).

25.1	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: August 14, 2015